                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
----------------------
CONTACT:
BRUCE JOHNSON                                        MATT HAYDEN
eRESEARCHTECHNOLOGY, INC.                            HAYDEN COMMUNICATIONS
215-282-5580                                         858-704-5065


                eRESEARCHTECHNOLOGY REPORTS THIRD QUARTER RESULTS

        Reports Revenue of $20.9 Million and Earnings per Share of $0.08

PHILADELPHIA, PA October 26, 2005/PRNewswire-FirstCall/ -- eResearchTechnology, Inc. (Nasdaq: ERES) ("eRT" or "the company"), a leading provider of technology and services to the pharmaceutical, biotechnology and medical device industries, announced today results for the quarter ended September 30, 2005.

The company reported revenues of $20.9 million for the third quarter, compared to $28.0 million in revenue reported for the third quarter of 2004. eRT reported net income for the third quarter of 2005 of $4.0 million, or $0.08 per diluted share, versus net income of $7.4 million, or $0.13 per diluted share, for the third quarter of 2004. The company's tax rate for the third quarter of 2005 was 28.4% compared to 42.8% in the third quarter of 2004.

For the nine months ended September 30, 2005, the company reported revenues of $61.4 million, compared to $82.3 million in revenues for the nine months ended September 30, 2004. eRT reported net income of $10.1 million, or $0.19 per diluted share for the nine months ended September 30, 2005, compared to net income of $22.8 million, or $0.41 per diluted share for the nine months ended September 30, 2004. The company's tax rate was 36.2% for the nine months ended September 30, 2005 versus 41.1% for the same period in 2004.

eRT ended the quarter with $71.8 million in cash equivalents and short-term investments, a decrease from $73.9 million at the end of the second quarter of 2005. The decrease in the cash balance as of September 30, 2005, was due to eRT purchasing 479,600 shares of its common stock at a cost of $7.2 million during the quarter.

The company signed a record $32.0 million in new business in the third quarter of 2005. Highlights included:

        o        9 new name accounts.
        o        31 new compounds.
        o        14 awards valued at more than $500,000.
        o        6 later phase program awards valued at $14.5 million.
        o        5 Thorough QT studies valued at $6.0 million.
        o        3 new EDC/data management contracts valued at $2.1 million.

"This quarter represented an important milestone for the company as it was awarded a record $32 million in new signings demonstrating the importance of cardiac safety evaluation in clinical trials," commented Joseph Esposito, President and CEO of eRT. "The stage is now set for accelerated growth in 2006 commensurate with the increase in demand expected as a result of the global adoption of the E14 requirements."

2005 AND 2006 GUIDANCE

The company issued the following update to guidance for 2005: For the fourth quarter of 2005, the company expects to report revenues of between $24.5 and $26.5 million and net income of $0.09 to $0.11 per diluted share. For the full year 2005, the company expects to report revenue of between $86 and $88 million and diluted earnings per share of $0.28 to $0.30. For 2006 the company expects revenue of $112 million to $118 million and earnings per diluted share of $0.42 to $0.48, which does not include the impact of expensing stock options under SFAS No. 123R.

Mr. Esposito and Bruce Johnson, the company's Chief Financial Officer, will hold a conference call to discuss these results. The conference call will take place at 4:45 p.m. EDT on October 26, 2005. Interested participants should call 888-874-9713 when calling within the United States or 973-935-8506 when calling internationally. There will be a playback available until November 26, 2005. To listen to the playback, please call 877-519-4471 when calling within the United States or 973-341-3080 when calling internationally. Please use pass code 6583749 for the replay.

This call is being webcast by ViaVid Broadcasting and can be accessed at eRT's web site at www.eRT.com. The webcast may also be accessed at ViaVid's website at http://viavid.net/dce.aspx?sid=000029CA. The webcast can be accessed until November 26, 2005 on either site.

Based in Philadelphia, PA, eResearchTechnology, Inc. (www.eRT.com) is a provider of technology and services to the pharmaceutical, biotechnology and medical device industries on a global basis. The company is a market leader in providing centralized core-diagnostic electrocardiographic (ECG) technology and services to evaluate cardiac safety in clinical development. The company is also a leader in providing technology and services to streamline the clinical trials process by enabling its customers to automate the collection, analysis, and distribution of clinical data in all phases of clinical development.

Statements included in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including, but not limited to, 2005 and 2006 financial guidance, and the impact of regulatory guidance, involve a number of risks and uncertainties such as the company's ability to obtain new contracts and accurately estimate net revenues due to uncertain regulatory guidance, variability in size, scope and duration of projects, and internal issues at the sponsoring client, competitive factors, technological development, and market demand. As a result, actual results may differ materially from any financial outlooks stated herein. Further information on potential factors that could affect the company's financial results can be found in the company's Reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

                   eRESEARCHTECHNOLOGY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                         Three Months                         Nine Months
                                                       Ended September 30,                Ended September 30,
                                                     2004              2005             2004              2005
                                                   -------           -------           -------           -------

Net revenues:
      Licenses                                     $ 2,675           $ 1,009           $ 7,798           $ 4,418
      Services                                      19,845            15,037            58,163            42,184
      Site support                                   5,484             4,880            16,299            14,815
                                                   -------           -------           -------           -------

Total net revenues                                  28,004            20,926            82,260            61,417
                                                   -------           -------           -------           -------

Costs of revenues:
      Cost of licenses                                 163                82               516               319
      Cost of services                               6,053             6,108            18,119            18,174
      Cost of site support                           3,050             3,455             7,995             9,786
                                                   -------           -------           -------           -------

Total costs of revenues                              9,266             9,645            26,630            28,279
                                                   -------           -------           -------           -------

Gross margin                                        18,738            11,281            55,630            33,138
                                                   -------           -------           -------           -------

Operating expenses:
      Selling and marketing                          2,534             2,208             7,351             6,653
      General and administrative                     2,562             2,685             7,062             8,220
      Research and development                       1,031             1,081             3,046             2,975
                                                   -------           -------           -------           -------

Total operating expenses                             6,127             5,974            17,459            17,848
                                                   -------           -------           -------           -------

Operating income                                    12,611             5,307            38,171            15,290
Other income, net                                      255               321               447               486
                                                   -------           -------           -------           -------

Income before income taxes                          12,866             5,628            38,618            15,776
Income tax provision                                 5,506             1,601            15,858             5,711
                                                   -------           -------           -------           -------

Net income                                         $ 7,360           $ 4,027           $22,760           $10,065
                                                   =======           =======           =======           =======

Basic net income per share                         $  0.14           $  0.08           $  0.44           $  0.20
                                                   =======           =======           =======           =======

Diluted net income per share                       $  0.13           $  0.08           $  0.41           $  0.19
                                                   =======           =======           =======           =======

Shares used to calculate basic net
      income per share                              51,951            50,158            51,488            50,305
                                                   =======           =======           =======           =======

Shares used to calculate diluted net
      income per share                              55,473            52,979            55,483            53,145
                                                   =======           =======           =======           =======

                   eRESEARCHTECHNOLOGY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)


                                                                    December 31, 2004      September 30, 2005
                                                                    -----------------      ------------------
ASSETS                                                                                          (unaudited)

Current assets:
     Cash and cash equivalents                                           $  45,806              $  37,838
     Short-term investments                                                 22,942                 33,984
     Accounts receivable, net                                               14,798                 11,632
     Prepaid expenses and other                                              3,522                  5,340
     Deferred income taxes                                                     323                    323
                                                                         ---------              ---------
          Total current assets                                              87,391                 89,117

Property and equipment, net                                                 25,204                 27,081
Goodwill                                                                     1,212                  1,212
Other assets                                                                   782                  1,100
Deferred income taxes                                                        1,936                    716
                                                                         ---------              ---------

                                                                         $ 116,525              $ 119,226
                                                                         =========              =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                    $   2,455              $   3,097
     Accrued expenses                                                        4,318                  4,619
     Income taxes payable                                                    2,147                  1,106
     Current portion of capital lease obligations                              233                    142
     Deferred revenues                                                      20,325                 20,730
                                                                         ---------              ---------
          Total current liabilities                                         29,478                 29,694
                                                                         ---------              ---------

Capital lease obligations, excluding current portion                           193                     88
                                                                         ---------              ---------

Stockholders' equity:
     Preferred stock-$10.00 par value, 500,000 shares authorized,
          none issued and outstanding                                         --                     --
     Common stock-$.01 par value, 175,000,000 shares authorized,
          56,396,696 and 56,751,843 shares issued, respectively                564                    568
     Additional paid-in capital                                             69,694                 72,369
     Accumulated other comprehensive income                                  1,601                    868
     Retained earnings                                                      46,550                 56,615
     Treasury stock, 6,067,519 and 6,747,119 shares at cost,
          respectively                                                     (31,555)               (40,976)
                                                                         ---------              ---------

          Total stockholders' equity                                        86,854                 89,444
                                                                         ---------              ---------

                                                                         $ 116,525              $ 119,226
                                                                         =========              =========

                                      eRESEARCHTECHNOLOGY, INC. AND SUBSIDIARIES
                                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                     (in thousands)
                                                       (unaudited)


                                                                        Nine Months Ended September 30,
                                                                           2004                 2005
                                                                        --------              --------
Operating activities:
   Net income                                                           $ 22,760              $ 10,065
   Adjustments to reconcile net income to net cash
       provided by operating activities:
           Depreciation and amortization                                   6,330                 7,940
           Cost of sale of equipment                                         295                   312
           Provision for uncollectible accounts                              126                    88
           Stock option income tax benefits                               11,919                 1,587
           Investment impairment charge                                     --                     284
           Changes in operating assets and liabilities:
              Accounts receivable                                         (4,569)                2,934
              Prepaid expenses and other                                  (1,988)               (2,149)
              Accounts payable                                              (525)                  691
              Accrued expenses                                              (350)                  257
              Income taxes                                                 2,393                   195
              Deferred revenues                                           10,651                   522
                                                                        --------              --------
                  Net cash provided by operating activities               47,042                22,726
                                                                        --------              --------

Investing activities:
   Purchases of property and equipment                                   (12,033)              (10,842)
   Purchases of short-term investments                                   (21,058)              (29,077)
   Proceeds from sales of short-term investments                          11,669                18,035
                                                                        --------              --------
                  Net cash used in investing activities                  (21,422)              (21,884)
                                                                        --------              --------

Financing activities:
   Repayment of capital lease obligations                                   (608)                 (196)
   Proceeds from exercise of stock options                                 3,138                 1,094
   Repurchase of common stock for treasury                                (6,557)               (9,421)
                                                                        --------              --------
                  Net cash used in financing activities                   (4,027)               (8,523)
                                                                        --------              --------

Effect of exchange rate changes on cash                                       57                  (287)
                                                                        --------              --------

Net increase (decrease) in cash and cash equivalents                      21,650                (7,968)
Cash and cash equivalents, beginning of period                            38,364                45,806
                                                                        --------              --------

Cash and cash equivalents, end of period                                $ 60,014              $ 37,838
                                                                        ========              ========

